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                                                                    EXHIBIT 23.1

                         Consent of Independent Auditors

     We consent to the incorporation by reference in Registration Statement Nos. 33-28914 and 333-10219 of PanEnergy Corp on Form S-3 and Registration Statement Nos. 33-28912, 2-61225, 2-79180, 33-35253, 33-35251, 33-36698, 33-41079,
33-55119 and 333-02877 of PanEnergy Corp on Form S-8 of our report dated February 13, 1998, appearing in this Form 10-K of PanEnergy Corp for the year ended December 31, 1997.


/s/ Deloitte & Touche LLP

Charlotte, North Carolina
March 31, 1998


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